Exhibit 10.17.1

FOUNDRY SERVICE AGREEMENT

THIS FOUNDRY SERVICES AGREEMENT is entered into on March 31, 2019 (“Effective Date”) by and between:

Taiwan Semiconductor Manufacturing Company Limited, a company duly incorporated under the laws of the Republic of China, having its principal place of business at No. 8 Li-Hsin Road 6, Hsinchu Science Park, Hsinchu, Taiwan, Republic of China, and on behalf of TSMC North America, having its principal place of business at 2851 Junction Avenue San Jose, CA 95134, U.S.A. (Taiwan Semiconductor Manufacturing Company Limited and TSMC North America are collectively referred to as “TSMC”), and

Butterfly Network, Inc., a company duly incorporated under the laws of the State of Delaware, having its principal place of business at 530 Old Whitfield Street, Guilford, CT 06437 (“Customer”).

TSMC and Customer may hereinafter be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Customer intends to have a manufacturing source for its integrated circuits products;

WHEREAS, TSMC is in the business of manufacturing integrated circuits, and intends to manufacture integrated circuits for Customer;

WHEREAS, TSMC and Customer agree to engage in integrated circuit foundry business under the terms and conditions of this Agreement, and

NOW, THEREFORE, the Parties agree as follows:

1.	Foundry Services. TSMC agrees to provide Customer with, and Customer agrees to procure from TSMC, foundry services to commercially manufacture for Customer in accordance with the specifications to be mutually agreed by Customer and TSMC in writing from time to time (the “Customer Specifications”) and the [***] requirements [***] to manufacture Customer’s designed integrated circuits [***] (“Wafer”) according to the terms and conditions of this Agreement.

2.	Purchase Orders and Customer’s Purchase Obligation. Customer shall place purchase orders with TSMC, if any, through [***]. Customer will ensure that all such purchase orders indicate at least the following: [***]. All terms in Customer’s purchase orders that are additional to or vary any part of this Agreement are not binding on TSMC.

2.1	[***] TSMC [***] use commercially reasonable efforts to [***] have ready [***] wafers for Customer, [***] wafers for [***]. Additionally, for [***], Customer shall [***]. In the [***], TSMC will [***]. Customer will also commit to consume all the raw wafers purchased by TSMC [***]. If Customer does not consume the raw wafers purchased by TSMC, Customer shall reimburse TSMC for the unused raw wafers. For [***], TSMC and Customer will follow the arrangements set forth in Exhibit A herein (i.e. the [***]) where Customer will purchase from TSMC any unused raw wafers.
2.2	In light of the [***], Customer shall, [***], consume [***] (i.e. consuming [***] wafers [***], which is [***] wafers [***]). For example, if [***], Customer shall [***] be required to order from TSMC [***]. TSMC and Customer will work together to develop a mutually agreeable qualification plan for the qualification of TSMC manufacturing process, and the qualification plan shall include certain acceptance criteria requested by Customer, which is also to be mutually agreed upon between TSMC and Customer (the “Customer Acceptance Criteria”). The TSMC manufacturing process will become a [***] when [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.3	Additionally, [***], Customer shall [***]. The [***] of the [***] Wafers will be completed [***] by [***] TSMC. Starting from [***] and continuing through [***], Customer shall consume at least [***] Wafers [***]. To fulfill its [***] Wafer consumption obligations, Customer shall place consecutive wafer PO according to TSMC process lead time (e.g. according to the current lead time, in order to have Wafers available for consumption in [***], Customer shall issue purchase order(s) for those Wafers in [***]). Further, for any Wafers to be consumed by Customer [***], when Customer issues purchase orders for those Wafers, Customer shall [***]. Starting from [***], TSMC agrees to [***].
2.4	In the event Customer fails to fulfill its [***] Wafer consumption requirement from above by not placing purchase orders in accordance with TSMC’s lead-time, on a [***] basis and on the [***] when the applicable purchase order is to be issued by Customer, TSMC shall have the right to deduct, from money already paid by Customer to TSMC, a monetary amount that is [***]. By deducting the said monetary amount, TSMC will [***]. For example, if Customer plans to consume [***] Wafers in [***] (which [***]), TSMC shall have the right [***] to deduct a monetary amount (from money Customer already paid to TSMC) that is [***]. Customer’s [***] of [***] under [***] (i.e. the [***]) is [***]. After TSMC has deducted the [***].
2.5	In the event Customer’s business becomes unviable and Customer needs to cease its business relationship with TSMC and Customer shall be liable for any additional non-depreciated portion of [***] tools [***].
2.6	Notwithstanding the foregoing, in the event where there is[***], Customer may [***]. Additionally, in the event that [***], TSMC’s [***] to use commercially reasonable effort to [***] per this Agreement shall also be [***]. Moreover, in the event [***], TSMC shall have the right to [***], and Customer shall have the right to [***].
2.7	[***], both parties shall have [***]. As such, the applicable wafers delivered to Customer must [***]. In the event that Customer requests to change the aforementioned [***], parties shall [***].
2.8	Customer shall not refuse shipment of wafers from TSMC if the wafers meet the [***] per Section 2.7 of this Agreement.

3.	Acceptance. Customer’s purchase orders are not binding on TSMC until accepted by TSMC. TSMC may accept a purchase order by sending Customer a written confirmation, beginning work on Wafers ordered by Customer, or by delivering Wafers ordered by Customer. [***].

4.	Prices and Taxes.

4.1	Unless otherwise mutually agreed by the Parties in writing, all prices set forth in TSMC’s quotations to Customer and payment terms for all Wafers purchased under this Agreement are net to TSMC. Customer shall pay all applicable freight charges and any and all taxes and duties that are imposed by applicable laws, regulations, or rules arising out of or related to the purchase of such Wafers, including without limitation, all sales tax, use tax, withholding tax and value-added tax. Customer shall pay all such taxes regardless of whether or not they are itemized on TSMC’s invoice. All masks and mask set prices quoted in TSMC’s quotations to Customer, if any, are subject to change. Customer shall pay TSMC’s invoiced amounts for [***]. Unless expressly indicated otherwise, all prices are [***].

5.	Payment.

5.1	All of TSMC’s invoices are due in full within the timeframe identified in the field labeled “Payment” set forth in TSMC’s quotations to Customer. If Customer fails to make any payment when due, Customer shall pay TSMC a service charge on the total amount due at the lesser of [***]% interest per annum, compounded monthly, or the maximum interest rate allowed by applicable law(s). TSMC reserves a security interest in all Wafers sold to Customer until payment in full has been collected and Customer agrees to notify TSMC prior to relocation of any Wafer in which TSMC has a security interest. Customer shall execute any document(s), including a financing statement or other document necessary to perfect TSMC’s interest in those Wafers (for example without limitation, the UCC-1 in the United States). Customer authorizes TSMC to file at Customer’s expense any financing statement relative to those Wafers without Customer’s signature, except where prohibited by law.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.	Availability. This Agreement in any way does not constitute any manufacturing capacity commitment from TSMC and foundry services are subject to availability.

7.	Shipment, Risk of Loss and Packing. TSMC shall deliver all Wafers purchased by Customer to Customer [***]. Title and risk of loss to the Wafers passes to Customer upon [***]. [***] is [***] of the delivery date and shipment of the Wafers. TSMC shall package the Wafers in accordance with its usual and customary practices.

8.	Delivery Schedule. (a) TSMC shall establish an anticipated delivery date(s) of the Wafers upon receipt of Customer’s order. Those delivery dates are TSMC’s good faith estimates of when the Wafers will be delivered based on then current and anticipated foundry operations and are subject to [***]. Actual lead time will be made known to Customer once [***]. TSMC assumes no liability for loss or damage of any kind due to delays. If TSMC believes that the [***] of Wafers will be [***], TSMC shall notify Customer of any [***] and the Parties shall [***]. (b) Customer shall not refuse delivery of Wafers from TSMC, and TSMC has no obligation to store any Wafers for Customer. If TSMC agrees to store Wafers for Customer, Customer shall pay storage fees as determined by TSMC. (c) Upon Customer’s written request, TSMC shall [***]. For all [***], Customer shall [***]. (d) TSMC reserves the right to [***]. Requests to reschedule deliveries are subject to TSMC’s acceptance.

9.	[***]. For the purpose of this Section 9, “[***]” and “[***]” have the meaning as those terms are defined by TSMC. For [***], TSMC shall [***].

10.	[***]. The manufacturing technology and equipment used to manufacture the Wafers may be [***]).

11.	Safety Requirements. Customer shall comply with TSMC’s safety requirements and shall cause its employees, agents, and subcontractors to comply with those requirements. If Customer, its employees, agents or subcontractors enters premises occupied or under the control of TSMC or its affiliated companies, Customer shall indemnify and hold TSMC, its officers, directors, employees, and other parties harmless from any loss, cost, damage, expense or liability arising from or attributable to any acts or omissions of Customer, its employees, agents, or subcontractors.

12.	Subcontracting. TSMC may subcontract with third parties of its choice to complete Customer’s purchase orders submitted under this Agreement, including without limitation, with [***]. In addition to the above, after [***], TSMC may [***].

13.	Mask Management. Masks generated by or for TSMC from Customer’s database tapes are Customer’s property, except for TSMC’s intellectual property rights embodied in those masks. TSMC shall [***]. If the [***] for [***], TSMC will [***]. If the [***] for [***], TSMC may [***]. “[***]” means masks for TSMC’s [***] services. Despite the foregoing in this section and except for [***], TSMC owns [***].

14.	Confidential Information. TSMC and Customer agree to maintain all confidential information disclosed under this Agreement (including the terms and conditions) in accordance with the applicable confidentiality agreement signed between the Parties. If and only if no such agreement is in place, TSMC and Customer shall comply with the remainder of this section. Each Party shall hold in strict confidence [***] (“Confidential Information”). Each Party shall not make any use of the other Party’s Confidential Information except [***]. Each Party shall protect the other Party’s Confidential Information with [***]. Neither Party shall disclose nor permit any third party access to the other Party’s Confidential Information without [***]. Each Party [***] of any Confidential Information it discloses under this Agreement. Upon the request of a Party disclosing Confidential Information, the Party receiving that information shall [***]. Nothing in this Agreement prevents either Party from [***].

15.	Default. If Customer is delinquent in the payment of any invoice, or is otherwise in breach of this Agreement, TSMC may, [***]. TSMC may suspend performance on any order or require payment in cash, security, or other adequate assurance satisfactory to TSMC when, in TSMC’s opinion, Customer’s financial condition or other grounds for insecurity warrant such action.

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16.	Term and Termination. (a) This Agreement shall take effect from the Effective Date until December 31, 2022 (“Initial Term”), and shall automatically renew for successive two (2) year terms (each a “Renewal Term”), unless (i) sooner terminated by either Party pursuant to the following provisions, or (ii) that one Party notifies the other Party in writing of its election not to renew no less than three (3) months prior to the end of the Initial Term or the then current Renewal Term, as the case may be. (b) Either Party (the “Non-Defaulting Party”) may immediately terminate this Agreement by giving written notice to the other Party upon the occurrence of any of the following: (i) upon or after the bankruptcy, insolvency, dissolution or winding up of the other Party, and (ii) upon or after the breach of any material provision of this Agreement by the other Party. (c) After Initial Term, either Party may terminate this Agreement immediately, with or without cause, by giving the other Party twelve (12) months prior written notice of termination. (d) TSMC may immediately terminate this Agreement in writing if (i) Customer does not place a purchase order to TSMC for a period of twelve (12) consecutive months (ii) Customer consolidates or merges with [***]; (iii) Customer acquires or merges with [***]; (iv) Customer sells, assigns or otherwise transfers all or substantially all of its assets to [***]; or (v) Customer has any change of its organization, ownership or management (including but not limited to any of its units, divisions or departments) that involves [***]. [***] means a [***]. [***] does not include [***]. Notwithstanding anything to the contrary herein, [***] shall be deemed as a [***]. (e) If Customer ceases to conduct its operation in the normal course of business (including inability to meet its obligations as they mature) or if any proceeding under any bankruptcy or insolvency laws is brought against Customer, or a receiver for Customer is appointed or applied for, or Customer makes an assignment for the benefit of creditors, TSMC may terminate (i) the production or rendition of all or any Wafers or service, (ii) this Agreement, (iii) all or any portion of the purchase orders submitted by Customer, or (iv) any combination of the foregoing without liability. (f) Unless [***], Customer shall not [***]. (1) The following Sections along with all definitions set out in this Agreement survive any termination or expiration of this Agreement: 4, 5, 8, 11, and 13 through 26.

17.	Warranty. (a) Warranty on Wafers. TSMC warrants that the Wafers delivered under this Agreement will meet (i) [***]; (ii) [***]; and/or (iii) [***], under normal use and storage for a period of [***] from the delivery date (“Warranty Period”). Notwithstanding the foregoing, the aforementioned warranties on [***] shall not apply to any [***] in [***]. TSMC shall, [***] Customer for [***] if during the Warranty Period each of the following is true for the [***]: (i) upon discovery of any non-conformity in the [***], Customer [***], (ii) prior to any [***] of allegedly non-conforming [***] by Customer pursuant to this section, Customer shall [***], (iii) such [***] are [***], and (iv) after [***] such [***], TSMC [***]. For illustrative purpose, [***]. TSMC shall [***]. This warranty shall not [***]. Without expanding or otherwise altering TSMC’s warranties, TSMC may [***]. Customer agrees that [***]. (b) Disclaimer. Unless TSMC and Customer have [***] specifically governing use of the Wafers in [***] or medically related functions (collectively and individually hereinafter referred to as “Special Use”), normal use specified in TSMC’s warranty as set forth above excludes Special Use. Notwithstanding any agreement between the Parties for Special Use, Special Use shall be at Customer’s own risk, and Customer shall fully indemnify TSMC against any damages arising out of Special Use. THE FOREGOING WARRANTY CONSTITUTES TSMC’S EXCLUSIVE LIABILITY, AND CUSTOMER’S EXCLUSIVE REMEDY FOR ANY NON-CONFORMITY OF THE WAFERS OR GOODS OR FOR ANY DEFECTS OF THE WAFERS OR GOODS HEREUNDER. EXCEPT FOR THE FOREGOING WARRANTY AND TO THE FULLEST EXTENT PERMITTED BY LAW, TSMC [***]. (c) Customer’s warranties to TSMC for Medical Product: Customer warrants the followings: [***].

18.	Intellectual Property Indemnification. (a) TSMC shall [***], at [***], any claim made or action brought against Customer to the extent it alleges the [***] purchased under this Agreement directly infringes or misappropriates any patent, trademark, copyright, mask work right, trade secret, or other intellectual property rights of a third party. Any such claim or action is referred to as a “Customer Claim” in this Section 18(a). TSMC shall indemnify Customer against [***] arising out of a Customer Claim. TSMC has no liability or obligation under this Section 18(a) for any Customer Claim alleging [***]. TSMC’s obligations under this Section 18(a) are conditioned upon Customer: [***]. (b) Customer shall [***], at [***], any claim made or action brought [***] to the extent it alleges infringement or misappropriation of any patent, trademark, copyright, mask work right, trade secret, or other intellectual property right of a third party arising out of or in connection with [***]. Any such claim or action is referred to as a “TSMC Claim” in this Section 18(b). Customer shall indemnify TSMC against [***] arising out of or related to a TSMC Claim. Customer’s obligations under this Section 18(b) are conditioned upon TSMC: [***]. (c) In case any [***] is the subject matter of any intellectual property infringement or misappropriation dispute, TSMC may [***]. If TSMC so [***] of such Wafers or services, Customer shall [***]. TSMC is further entitled to [***]. (d) Notwithstanding the above, TSMC’s intellectual property indemnity under this Section 18(a) shall not apply or extend to [***].

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19.	Customer’s Product Liability Indemnity to TSMC for Medical Product:

19.1	Customer agrees that it shall perform or cause to be performed, all [***]. TSMC makes no representation as to the suitability of [***].
19.2	Customer shall, at its own expense, indemnify, defend and hold harmless TSMC, TSMC’s directors, officers, employees, representatives, agents, parents, affiliates, successors, and assignees from and against any and all liabilities, losses, costs, damages, judgments, and expenses (including, without limitation, all reasonable costs of investigation and reasonable attorney, expert and paralegal fees) arising out of any claim, demand, lawsuit or cause of action arising from harm allegedly caused directly or indirectly by any Medical Product, including the claim of a person other than the individual using or receiving the direct benefit of the Medical Product, who claims to have suffered harm as a result of the Medical Product, provided that [***]. For purposes of this Agreement, [***] shall [***] and to be accepted by Customer at the earlier of: [***].

20.	Limitation of Liability. TSMC is not liable for any indirect, special, incidental, punitive, or consequential damages (including without limitation, loss of profits, revenue, goodwill, or other economic advantage) resulting from, arising out of, or in connection with TSMC’s performance or failure to perform under this Agreement, whether due to [***]. The limitations set forth in this section apply even if TSMC has been advised of [***]. TSMC’s aggregate liability to Customer under this Agreement shall be limited to the fees [***], and the existence of more than one claim will not enlarge or extend this limitation. Further, liability for damages is limited and excluded as set forth in this section even if [***].

21.	Nonassignment. [***] assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly [***], without [***] and any attempted assignment without such [***] shall be [***]. Any assignment by Customer of any interest in an order, or any payment due or to become due under this Agreement, or any delegation of Customer’s obligations hereunder, without a written consent of TSMC, is void and unenforceable as regards TSMC. Despite anything to the contrary in this Agreement, TSMC may immediately terminate this Agreement, all or any portion of purchase order(s) submitted by Customer, or any combination of the foregoing if: (i) Customer consolidates or merges with or into another party, whether or not Customer is the surviving entity of such transaction; (ii) Customer sells, assigns or otherwise transfers all or substantially all of its assets to another party; or (iii) there is a substantial change of Customer’s ownership or management which is deemed by TSMC as affecting the decision-making authority of Customer’s management or operations.

22.	Force Majeure. Neither Party is responsible for delays or failure in performance under this Agreement (other than failure to pay any amounts due and breach of its obligations under Section 14) to the extent that such Party was hindered in its performance by any occurrence beyond its reasonable control, including without limitation, act of God, fire, government restraint, civil commotion, power failure, labor dispute, and unavailability or shortages of materials.

23.	Severability and Waiver. If any part of this Agreement is found to be invalid or unenforceable, the remainder of this Agreement continues in effect and will be construed in all respects as if such invalid or unenforceable part were omitted. No provision of this Agreement shall be deemed waived by a Party unless such waiver is in writing and signed by a duly authorized representative of that Party. A Party does not create a continuing waiver or any expectation of nonenforcement or delay by providing a waiver to any default or breach of an Agreement or failing to promptly exercise any right under an Agreement.

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24.	Export Control. (a) Customer agrees to take all appropriate measures to comply with all applicable export control regulations, including without limitation, obtaining necessary export or re-export licenses. To facilitate both Customer and TSMC’s compliance with applicable export control regulations, if any of the product, technology, data or information provided by Customer are classified or listed as subject to export or re-export restrictions (e.g. for military use), in the context of applicable export regulations, Customer shall [***]. Customer also shall not use such product, technology, data or information furnished to it by TSMC in any [***]. In the event of failure to comply with the above, Customer shall [***]. Customer agrees that TSMC can suspend manufacture, sales and shipments in the event TSMC [***] (b) Customer shall be obligated to [***]. TSMC is further entitled to [***].

25.	Governing Law and Disputes. The Terms and all Agreements are governed by and interpreted in accordance with the laws of the State of California, without regard to its conflict of law principles and rules. The [***] does not apply in any manner to this Agreement. [***].

26.	Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the procurement and provision of foundry services and supersedes and replaces in full all prior or contemporaneous understandings, agreements, discussions, commitments, and negotiations - whether oral or written - regarding the same subject matter. No addition, modification, amendment, or alteration of this Agreement is effective unless reduced to writing and signed by the Parties.

27.	Miscellaneous. The captions and headings appearing in this Agreement are for reference only and will not be considered in construing this Agreement. Any and all rights and remedies of a Party conferred under this Agreement upon the other Party’s breach of, or default under, this Agreement is cumulative with and not exclusive of any other right or remedy at law, in equity, or conferred by this Agreement. A Party’s exercise of any one right or remedy does not preclude the exercise of any other. TSMC’s [***] to [***] shall not [***]. TSMC and Customer are not in a partnership, franchise, joint venture, agency, fiduciary, or employment relationship as a result of this Agreement.

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TSMC		Customer
Taiwan Semiconductor Manufacturing		Butterfly Network, Inc.
Company Limited

By:	[***]	By:	/s/ Jonathan Rothberg
Name:	[***]	Name:	Jonathan Rothberg
Title:	[***]	Title:	Chairman and CEO
Date:	[***]2019	Date:	[***]2019

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